February 26, 2009



                     THE JAMESTOWN INTERNATIONAL EQUITY FUND
                   (a series of Williamsburg Investment Trust)

                Supplement to the Prospectus dated August 1, 2008



      The Board of Trustees has approved the liquidation of The Jamestown International Equity (the "Fund") and the termination of the Fund after Lowe, Brockenbrough & Company, Inc. ("LB&C"), the Fund's investment manager, expressed concern regarding the Fund's small asset size and increasing regulatory and operating costs. It is anticipated that the Fund will discontinue operations and be liquidated on or about March 25, 2009 (the "Closing Date").

      As a result, effective immediately, the Fund shall no longer issue any new shares except in connection with the reinvestment of dividends or distributions by existing shareholders. Shareholders may continue to freely redeem their shares at net asset value on each business day during the Fund's liquidation process. As part of this process, the Fund's portfolio securities will be liquidated and invested in cash equivalents and, as a result, the Fund will no longer be seeking to achieve its investment objective.

      Shareholders remaining in the Fund as of the Closing Date will receive the net asset value per share for all shares owned on such date and the proceeds will be mailed to each such shareholder's address of record.

               IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS
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      If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument. Please consult your personal tax
consultant  for  any  questions   regarding  your   investment,   including  the
consequences  of the  liquidation of your  investment in the Fund.

   If you have any questions regarding the Fund, please call 1-866-738-1126.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE